UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 21, 2006

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                     14219-0228

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment and Restatement of 2005 Equity Incentive Plan
On December 18, 2006, the registrant amended and restated the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the “Equity Plan”) to limit the form in which awards of Rights, Performance Shares and Performance Units (all as defined in the Equity Plan) are paid to an issuance of shares of the registrant’s common stock, par value $0.01 per share under the Equity Plan and to make certain other technical changes.
The foregoing description of the terms of the amended and restated Gibraltar Industries, Inc. 2005 Equity Incentive Plan is qualified in its entirety by reference to the terms and conditions of that First Amendment and Restatement of the Equity Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Amendment and Restatement of Management Stock Purchase Plan
On December 18, 2006, the registrant amended and restated the Gibraltar Industries, Inc. Management Stock Purchase Plan (the “Stock Plan”) (an integral part of the Equity Plan) to permit the registrant’s non-employee directors to elect to defer receipt of their Director Fees (as defined in the Stock Plan) and to have Restricted Units (as defined in the Stock Plan) credited to an account established for their benefit under the Stock Plan in lieu of their receipt of their Director Fees and to make certain other technical changes.
The foregoing description of the terms of the amended and restated Gibraltar Industries, Inc. Management Stock Purchase Plan is qualified in its entirety by reference to the terms and conditions of that First Amendment and Restatement of the Stock Plan, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits
          10.1 First Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, dated December 18, 2006
          10.2 First Amendment and Restatement of the Gibraltar Industries, Inc. Management Stock Purchase Plan, dated December 18, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2006	GIBRALTAR INDUSTRIES, INC.

/s/ Henning Kornbrekke

Name: Henning Kornbrekke
Title: President and
Chief Operating Officer

EXHIBIT INDEX

Exhibit
No.	Description

Exhibit 10.1	First Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, dated December 18, 2006

Exhibit 10.2	First Amendment and Restatement of the Gibraltar Industries, Inc. Management Stock Purchase Plan, dated December 18, 2006